EXHIBIT 32.2

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
                        FINANCIAL INDUSTRIES CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Financial Industries Corporation ("FIC") on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
M. Wise, III, Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of FIC.





 /s/ George M. Wise, III
___________________________
George M. Wise, III
Chief Financial Officer
Date: November 25, 2003